UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2024

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 11, 2024, Southwestern Energy Company, a Delaware corporation (NYSE: SWN) (“Southwestern”), and Chesapeake Energy Corporation, an Oklahoma corporation (NASDAQ: CHK) (“Chesapeake”), issued a joint press release announcing that Chesapeake and Southwestern have entered into an Agreement and Plan of Merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Important Additional Information Regarding the Transaction Will Be Filed with the SEC and Where to Find It

In connection with the proposed transaction between Southwestern and Chesapeake (the “proposed transaction”), Chesapeake intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Chesapeake’s common stock to be issued in connection with the proposed transaction. The Registration Statement will include a document that serves as a prospectus of Chesapeake and joint proxy statement of Southwestern and Chesapeake (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY Southwestern AND Chesapeake WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Southwestern AND Chesapeake, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to stockholders of Southwestern and stockholders of Chesapeake as of the record date. Investors will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Southwestern and Chesapeake with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Southwestern, including the joint proxy statement/prospectus (when available), will be available free of charge from Southwestern’s website at www.swn.com under the “Investors” tab. Copies of documents filed with the SEC by Chesapeake, including the joint proxy statement/prospectus (when available), will be available free of charge from Chesapeake’s website at http://investors.chk.com/.

Participants in the Solicitation

Southwestern and certain of its directors, executive officers and other members of management and employees, Chesapeake, and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Southwestern’s stockholders and the solicitation of proxies from Chesapeake’s stockholders, in each case with respect to the proposed transaction. Information about Southwestern’s directors and executive officers is available in Southwestern’s Annual Report on Form 10-K for the 2022 fiscal year filed with the SEC on February 23, 2023 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 5, 2023, and in the joint proxy statement/prospectus (when available). Information about Chesapeake’s directors and executive officers is available in its Annual Report on Form 10-K for the 2022 fiscal year filed with the SEC on February 22, 2023 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 28, 2023, and the joint proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Stockholders of Southwestern, stockholders of Chesapeake, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This report includes certain statements that may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact or present financial information, included in this report that address activities, outcomes and other matters that Southwestern or Chesapeake expects, believes or anticipates will or may occur in the future, including, without limitation, statements regarding the proposed transaction, the expected closing of the proposed transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including an expected accretion to earnings and free cash flow, dividend payments and potential repurchases, are forward looking statements. Although Southwestern and Chesapeake believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance. Southwestern and Chesapeake have no obligation and make no undertaking to publicly update or revise any forward-looking statements, except as may be required by law.

Forward-looking statements include the items identified in the preceding paragraph, information concerning possible or assumed future results of operations and other statements in this report identified by words such as “anticipate,” “intend,” “plan,” “project,” “predict,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “shall,” “become,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “forecast,” “model,” “target,” or similar words. Statements may be forward-looking even in the absence of these particular words.

You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect Southwestern’s operations, markets, products, services and prices and cause Southwestern’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are based on current beliefs of the management of Southwestern and Chesapeake, based on currently available information, as to the outcome and timing of future events. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the risk that Southwestern’s and Chesapeake’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the possibility that stockholders of Chesapeake may not approve the issuance of new shares of Chesapeake common stock in the proposed transaction or that stockholders of Chesapeake or stockholders of Southwestern may not approve the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the risk the parties do not receive regulatory approval of the proposed transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that changes in Chesapeake’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Southwestern and Chesapeake to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Southwestern’s and Chesapeake’s operating results and business generally; the risk the proposed transaction could distract management from ongoing business operations or cause Southwestern and/or Chesapeake to incur substantial costs; the risk of any litigation relating to the proposed transaction; the risk that Chesapeake may be unable to reduce expenses or access financing or liquidity; the impact of COVID-19 or other diseases; the impact of adverse changes in interest rates and inflation; and the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters. All such factors are difficult to predict and are beyond Southwestern’s and Chesapeake’s control, including those detailed in Southwestern’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Southwestern’s website at www.swn.com and on the website of the SEC at www.sec.gov, and those detailed in Chesapeake’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Chesapeake’s website at http://investors.chk.com/ and on the website of the SEC.

Should one or more of the risks or uncertainties described above or elsewhere in this report occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Southwestern specifically disclaims all responsibility to update publicly any information contained in a forward-looking statement or any forward-looking statement in its entirety and therefore disclaim any resulting liability for potentially related damages.

All forward-looking statements attributable to Southwestern are expressly qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Descriptions
99.1	Press Release, dated January 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 11, 2024	By:	/s/ CHRIS LACY
	Name:	Chris Lacy
	Title:	Senior Vice President, General Counsel & Secretary